UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 31, 2014
(Date of earliest event reported)

STEVEN MADDEN, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23702	13-3588231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 31, 2014, Steven Madden, Ltd. (the "Company") issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference, announcing the Company's financial results for the quarter ended June 30, 2014.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press Release, dated July 31, 2014, issued by Steven Madden, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2014

STEVEN MADDEN, LTD.

By:	/s/ Edward R. Rosenfeld
Edward R. Rosenfeld
Chief Executive Officer